                                                               November 1, 1999
Dear Shareholder:

  The Zweig Fund's net asset value decreased 4.2% during the three months ended September 30, 1999, including the $0.31 per share distribution paid on July 26, 1999. During the same period, the Standard & Poor's 500 Index declined 6.2% with dividends reinvested. Maintaining our risk-averse policy, the Fund's equity exposure during the third quarter averaged approximately 60%.

  For the nine months ended September 30, 1999, the Fund's net asset value increased 3.5%, including $0.90 per share in reinvested distributions. During this span, the S&P's 500 Index gained 5.4%, including dividends. Our average exposure for this period was 70%.

  This was the second consecutive quarter in which we beat the S&P 500 so I suppose it is a victory of sorts. I don't like losing money but we did beat the market. The average diversified stock fund lost 5.8% during the third quarter. The main reason we performed better was that our exposure was lower. On September 30 we were 59% in stocks and held no bonds.


                             DISTRIBUTION DECLARED

  On September 20, 1999, the Fund announced a distribution of $0.29 per share payable on October 26, 1999 to shareholders of record October 8, 1999. Including this distribution, our total payout since the Fund's inception is now $14.66 per share.


                                MARKET OUTLOOK

  The Federal Reserve recently voted to leave interest rates unchanged but warned it was still concerned about the potential for inflation and might raise rates soon if the economy did not cool off. I see this as a half-way step toward a further tightening. To put the Fed action in perspective, I can tell you that after two consecutive initial hikes the Dow was down 2.1% on average three months later. Six months later it was up eight-tenths of a percent and a year later it was 2.4% higher. A third hike doesn't have much impact on the numbers but it certainly doesn't help.

  Of these cases--there were seventeen in all--sometimes the market did pretty well, sometimes it did terribly and sometimes it didn't do much at all. I'm sort of in the middle right now. But if the Fed keeps tightening, the odds for the stock market get worse.

  Some analysts have called this market a stealth bear market because a few big strong stocks have boosted the indexes that measure the market while most individual stocks showed declines. It is true that more than three-quarters of the largest 6,000 stocks are down in the last year and a half. Meanwhile, the NASDAQ index, dominated by Microsoft, Dell, Intel, Cisco, and a few other technology companies, doubled by mid-October since it bottomed after the August massacre last year. These are the stocks that have done tremendously well, leading the market and boosting the averages. Hundreds, even thousands, of companies have seen their stocks do nothing or go down.

  In some instances, poor performance was justified by poor earnings but in many cases there just wasn't any reason to have excitement in the stocks. There are a number of former growth stocks like Coca-Cola and Gillette that have done terribly because their earnings have stopped growing. Microsoft and some of the other technology stocks have had great earnings. For these reasons there has been a big dichotomy in the market.

  Technology, which now accounts for 24% of the S&P 500, up from 13% at year-end '97 and just 7% in 1990, has been called the last bastion of the bull market and very well could be. Are we in the eighth or ninth inning of this bull market? We might be. We might even be in extra innings. The reason technology has gone up so much is that the world has really changed. The advent of the personal computer has increased productivity enormously. In the last five years--especially in the last year or two--we have seen the integration of the Internet into our lives. It is changing the way every business on the planet will operate from now on.

  It is not only that we are witnessing a huge technological advance--it is how rapidly it is coming to the fore. Changing everything in a dramatic way, it has created great opportunities for business and we have seen fantastic earnings for some companies. Other companies have been pummeled. This is an industrial revolution that you do not see very often.

  Speaking of technology, Steven Ballmer, president of Microsoft, created a market furor when he said there is such an overvaluation in technology stocks--even his own--that it is absurd and reflects a gold rush mentality. There is probably some truth to that comment in some areas of technology. You must remember that Microsoft is a company that always tries to give conservative guidance on its stock and not to be inflammatory, which is probably a sound approach. Microsoft stock never looks cheap. In fact, none of these great companies look cheap. They sell at very high price/earnings ratios, high even relative to earnings growth. Yet the earnings growth keeps going on and on.

  The rotation from growth to value stocks noted earlier this year seems to have abated. Three months ago we saw a broadening of winning industrial stocks but the market is getting narrower. Some groups have come on again if you want to call oil drillers value stocks. Oil and energy prices have picked up. Overall, the market has become narrower because of the technology growth stocks. There just has not been enough of a compelling reason for the other stocks to go up in line with the tech stocks. However, there is no way of knowing how long this situation will continue.

  Investors put $9.2 billion into stock funds in August, down 25.7% from July's $12.4 billion but I don't think this decline is predictive of anything. What I have found in recent years is that the few times when investors panic and begin selling their mutual funds has been a big buying opportunity. When they get too robust in their buying, I get a little bit nervous. Incidently, there is a seasonality factor--a lot of money comes in at the beginning of the year.

  I am also not particularly concerned about reports that corporate and household debt as a percentage of gross national product are both at all-time highs. With the economy less volatile than it was, I think there is capacity to handle this debt. The amount of debt doesn't really make much of difference unless we enter a recession. At that time, the more debt that you have relative to the size of the economy, the greater problems you'll have unwinding during that period. We saw that happen in 1990. However I don't see the present debt level as a sign that we're heading into trouble.

  Concern has been voiced about the U.S. trade deficit which hit another record in July, swelling to $25.1 billion, reflecting a flood of imports from Japan, China, and Europe. Some investors worry that a weaker dollar, which would raise the price of imports, could bring about a recession. Well, I have tested the trade deficit way back and found nothing in particular that forecasts value for the market. As a matter of fact, some of the worst trade deficits have coincided with some decent markets. We have heard about fear of trade deficits on and off over the last couple of decades but I do not look at the current situation as a big deal.

  While the deficit is not a risk factor, the economic recovery in most of developing Asia and Europe could pose an inflationary danger. If demand increases and we continue to get a surge in commodity prices, it may actually be a negative for many markets and adversely impact the U.S. On the other hand, if these countries do better, it will help the earnings of U.S. multinational companies and even some domestic companies. So it's a mixed bag. A world-wide recovery is good, higher earnings are good--but if they generate inflation and higher interest rates, there could be a problem.

  Some people still believe that when you get a lot of general magazine covers featuring the booming stock market that it signifies that a top is near. Most recently Atlantic Monthly headlined "30,000 Dow" and Time read "Get Rich Quick.Com." This is one so-called indicator that I do not put any faith into. Around 1996 I began a file of magazine covers and articles that looked inflammatory and might coincide with a stock market bubble bursting. Well, the market has doubled since then and I threw the file out a long time ago. While you could have found such articles around previous market tops, you could also have found them months and even years before a peak. The file I chucked was filled with similar articles three years old.

  Although a Senate committee studying the Y2K problem said the year 2000 computer glitch is likely to trigger international supply-chain disruptions and may end eight years of U.S. economic growth, I do not consider this a realistic danger. If computers aren't working, they will be fixed. At worst it will be a temporary event like a flood or a hurricane and we will get through it quickly. I am not terribly concerned about Y2K in the U.S. It could be disruptive in some parts of the globe but even then it would be just a temporary bottleneck.

  As far as today's market is concerned, the major positive is that sentiment is getting more bearish. With investors more pessimistic, my sentiment indicators are fairly decent right now. The major negative has been the upsurge in interest rates. The 30-year Treasury bond--the long bond--has gone from about 4.7% a year ago to over 6.2% at this writing. Rates have backed up about a percent and a half since last fall. Plus we've had the two Fed hikes that I mentioned previously.

  Inflation has risen somewhat. Commodity prices have been making some noise-- oil has gone from about $11 a barrel to $22 and gold has taken off in recent weeks. We have a price model that runs on a zero to ten scale. Ten would be best for the market because it would signify low prices. Right now the model reading is just at two. That's not very good and that's what is causing our overall models to be less than satisfactory--and it explains our below normal investment posture.

  Once we get under 60% invested, it indicates I am some shade of bearish. At this writing our stance could be called humdrum neutral. We are at the very bottom of the neutral range.


                             PORTFOLIO COMPOSITION

  At the close of the third quarter our leading industry sectors included technology, telecommunications, financial services, manufacturing, retail trade and services, and oil and oil services.

  In the above grouping, telecommunications showed good appreciation and we added to our positions in the oil segment. The financial, technology, and retail holdings declined primarily due to reductions in exposure and a difficult market. The same holds true for utilities and transportation, which were in our top groups on June 30.

  Among individual holdings, some of our top positions included Telephone & Data Systems, Tribune Co., General Motors, EMC, Tyco, Knight-Ridder, UniCom, US Freightways, Lucent, CNF Transportation and General Electric.

  General Electric and Tribune Co., a multi-media company that publishes the Chicago Tribune and also owns radio and television companies, are new to our portfolio. We have added to our positions in UniCom, while Telephone & Data Systems, EMC, Tyco, and USFreightways have gained by appreciation.

  We have sold out our holdings in GPU and reduced our positions in Whirlpool, International Paper, Allstate, PACCAR, and Wal-Mart.

                Sincerely,
                /s/ Martin E. Zweig
                Martin E. Zweig, Ph.D.
                Chairman

                              THE ZWEIG FUND, INC.

                            STATEMENT OF NET ASSETS
                               September 30, 1999
                                  (Unaudited)

                                                         Number of
                                                          Shares      Value
                                                         --------- ------------

Common Stocks                                     56.14%
Aerospace & Defense                                1.38%
  B.F. Goodrich & Co. ..................................  174,200  $  5,051,800
  Northrop Corp. .......................................   71,000     4,512,937
                                                                   ------------
                                                                      9,564,737
                                                                   ------------
Apparel Manufacturer                               0.64%
  Liz Claiborne, Inc. ..................................  142,000     4,402,000
                                                                   ------------
Automotive                                         1.73%
  Ford Motor Co. .......................................   85,800     4,306,088
  General Motors Corp. .................................  121,700     7,659,494
                                                                   ------------
                                                                     11,965,582
                                                                   ------------
Biotechnology                                      0.94%
  Amgen, Inc. ..........................................   79,900     6,511,850
                                                                   ------------
Cable & Television                                 1.63%
  Comcast Corp. ........................................  143,000     5,702,125
  Grupo Televisa S.A., ADR..............................  140,000     5,591,250
                                                                   ------------
                                                                     11,293,375
                                                                   ------------
Chemicals                                          0.53%
  Sherwin-Williams Co. .................................  175,000     3,664,063
                                                                   ------------
Consumer Durables                                  1.29%
  Hasbro, Inc. .........................................  143,500     3,076,281
  Whirlpool Corp. ......................................   89,300     5,832,406
                                                                   ------------
                                                                      8,908,687
                                                                   ------------
Consumer Products                                  0.95%
  Procter & Gamble Co. .................................   70,000     6,562,500
                                                                   ------------
Consumer Services                                  1.17%
  H & R Block, Inc. ....................................  140,000     6,081,250
  Manpower Inc. ........................................   69,900     2,035,838
                                                                   ------------
                                                                      8,117,088
                                                                   ------------
Engineering & Construction                         0.81%
  Fluor Corp. ..........................................  138,600     5,578,650
                                                                   ------------
Financial Services                                 5.87%
  A.G. Edwards & Sons, Inc. ............................   86,400     2,278,800
  Allstate Corp. .......................................  177,300     4,421,419
  Bear Stearns & Co., Inc. .............................  141,284     5,430,604
  Countrywide Credit Industries, Inc. ..................  175,000     5,643,750
  Knight/Trimark Group, Inc. ...........................   70,000     2,073,750
  Loews Corp. ..........................................   86,500     6,071,219
  Morgan Stanley, Dean Witter, Discover & Co. ..........   71,500     6,376,906
  PaineWebber Group Inc. ...............................  139,900     5,071,375
  Sovereign Bancorp, Inc.. .............................  350,000     3,182,830
                                                                   ------------
                                                                     40,550,653
                                                                   ------------
Food & Beverage                                    1.23%
  Adolph Coors Co., Class B.............................   68,600     3,712,975
  PepsiCo, Inc. ........................................  157,500     4,764,375
                                                                   ------------
                                                                      8,477,350
                                                                   ------------
Home Builders & Materials                          0.81%
  D.R. Horton, Inc. ....................................  210,100     2,718,169
  Kaufman & Broad Home Corp. ...........................  139,100     2,868,938
                                                                   ------------
                                                                      5,587,107
                                                                   ------------

                                                       Number of
                                                        Shares        Value
                                                       ---------   ------------

Investment Companies                             1.83%
  Central European Equity Fund, Inc. .................   70,900    $    872,956
  Emerging Markets Infrastructure Fund, Inc. .........  142,716       1,230,926
  Emerging Markets Telecommunications Fund, Inc. .....   71,400         736,312
  France Growth Fund, Inc. ...........................   60,800         858,800
  Gabelli Global Multimedia Trust Fund, Inc. .........  104,300       1,512,350
  Invesco Global Health & Science Fund, Inc. .........  139,900       2,194,681
  Mexico Fund, Inc. ..................................  161,100       2,235,262
  Morgan Stanley Emerging Markets Fund, Inc. .........  119,600       1,315,600
  Royce Value Trust, Inc. ............................  135,840       1,681,020
                                                                   ------------
                                                                     12,637,907
                                                                   ------------
Leisure                                          0.58%
  Brunswick Corp. ....................................  161,300       4,012,338
                                                                   ------------
Manufacturing                                    5.32%
  Borg-Warner Automotive, Inc. .......................   94,400       4,059,200
  Delphi Automotive Systems...........................  210,000       3,373,125
  General Electric Co. ...............................   52,500       6,224,531
  Ingersoll-Rand Co. .................................   70,000       3,845,625
  Johnson Controls Inc. ..............................   86,200       5,716,138
  PACCAR, Inc. .......................................  121,500       6,181,312
  Tyco International Ltd. ............................   71,400       7,372,050
                                                                   ------------
                                                                     36,771,981
                                                                   ------------
Medical Supplies                                 0.61%
  Mallinckrodt, Inc. .................................  140,000       4,226,250
                                                                   ------------
Metals & Mining                                  0.49%
  Placer Dome Inc. ...................................  210,000       3,123,750
  Worthington Industries, Inc. .......................   17,500         297,500
                                                                   ------------
                                                                      3,421,250
                                                                   ------------
Oil & Oil Services                               2.98%
  Amerada Hess Corp. .................................  105,000       6,431,250
  Kerr-McGee Corp. ...................................  104,800       5,770,550
  McDermott International, Inc. ......................  210,000       4,252,500
  Royal Dutch Petroleum Co., ADR......................   70,000       4,134,375
                                                                   ------------
                                                                     20,588,675
                                                                   ------------
Paper & Forest Products                          1.93%
  Boise Cascade Corp. ................................   71,400       2,601,638
  Georgia-Pacific Corp. ..............................  157,500       6,378,750
  International Paper Co. ............................   91,000       4,373,688
                                                                   ------------
                                                                     13,354,076
                                                                   ------------
Pharmaceuticals                                  0.82%
  Warner-Lambert Co. .................................   85,800       5,694,975
                                                                   ------------
Printing & Publishing                            2.16%
  Knight-Ridder, Inc. ................................  132,800       7,287,400
  Tribune Co. ........................................  154,000       7,661,500
                                                                   ------------
                                                                     14,948,900
                                                                   ------------
Retail Trade & Services                          3.17%
  Best Buy, Inc. .....................................   71,700(a)    4,449,881
  Home Depot, Inc. ...................................   91,300       6,265,462
  Supervalu, Inc. ....................................  206,400       4,502,100
  Wal-Mart Stores, Inc. ..............................  140,500       6,682,531
                                                                   ------------
                                                                     21,899,974
                                                                   ------------

                                                    Number of
                                                      Shares         Value
                                                    ----------    ------------

Technology
  America Online, Inc. ............................     49,000(a) $  5,096,000
  Applied Materials, Inc. .........................     61,100(a)    4,758,162
  Cisco Systems, Inc. .............................     88,700(a)    6,081,494
  Dell Computer Corp. .............................    157,100(a)    6,568,744
  EMC Corp. .......................................    106,600(a)    7,615,238
  Intel Corp. .....................................     86,900       6,457,756
  Microsoft Corp. .................................     69,500(a)    6,294,094
                                                                  ------------
                                                                    42,871,488
                                                                  ------------
Telecommunications                            6.12%
  AT&T Corp. ......................................    122,500       5,328,750
  Lucent Technologies Co. .........................    105,500(a)    6,844,312
  MCI Worldcom, Inc. ..............................     62,300(a)    4,477,812
  Nokia Corp. .....................................     50,500       4,535,531
  Tele Norte Leste Participacoes S.A., ADR.........    320,100       4,961,550
  Telefonos de Mexico S.A., ADR....................     70,200       5,001,750
  Telephone & Data Systems, Inc. ..................     87,500       7,771,094
  Telesp Participacoes S.A., ADR...................    214,100(a)    3,372,075
                                                                  ------------
                                                                    42,292,874
                                                                  ------------
Textiles                                      1.02%
  Armstrong World Industries, Inc. ................     71,100       3,195,055
  Shaw Industries, Inc. ...........................    245,000       3,889,375
                                                                  ------------
                                                                     7,084,430
                                                                  ------------
Transportation                                1.98%
  CNF Transportation, Inc. ........................    181,200       6,749,700
  USFreightways Corp. .............................    146,200       6,926,225
                                                                  ------------
                                                                    13,675,925
                                                                  ------------
Utilities-Electric & Natural Gas              1.93%
  Energy East Corp. ...............................    262,400       6,232,000
  UniCom Corp. ....................................    192,800       7,121,550
                                                                  ------------
                                                                    13,353,550
                                                                  ------------
    Total Common Stocks.......................................     388,018,235
                                                                  ------------
Short-Term Investments                       44.10%
  Ameritech Corp., 5.32%, 10/5/99.................. 25,000,000      24,985,216
  AT&T Capital Corp., 5.35%, 10/8/99............... 25,000,000      24,973,985
  Ford Motor Credit Co., 5.39%, 10/4/99............ 20,000,000      19,991,014
  Gannett Co., Inc., 5.28%, 10/6/99................ 30,000,000      29,977,968
  General Dynamics Corp., 5.34%, 10/4/99........... 25,000,000      24,988,857
  General Electric Capital Corp., 5.30%, 10/5/99... 20,000,000      19,988,206
  Hewlett-Packard Co., 5.30%, 10/6/99.............. 25,000,000      24,981,578
  Merrill Lynch & Co., Inc., 5.30%, 10/8/99........ 25,000,000      24,974,209
  Met Life Funding Co., 5.29%, 10/7/99............. 20,000,000      19,982,331
  New York Life Insurance Co., 5.55%, 10/1/99...... 20,000,000      20,000,000
  Pharmacia & Upjohn Inc., 5.30%, 10/1/99.......... 25,000,000      25,000,000
  UBS Finance Inc., 5.60%, 10/1/99................. 25,000,000      25,000,000
  Warner-Lambert Co., 5.40%, 10/4/99............... 20,000,000      19,990,999
                                                                  ------------
    Total Short-Term Investments..............................     304,834,363
                                                                  ------------
    Total Investments..............................     100.24%    692,852,598
    Liabilities in Excess of Cash and Receivables..      (0.24)%    (1,645,394)
                                                    ----------    ------------
    Net Assets (Equivalent to $11.49 per share
     based on 60,135,623 shares of capital stock
     outstanding)..................................     100.00%   $691,207,204
                                                    ==========    ============

--------
(a) Non-income producing security.

                             THE ZWEIG FUND, INC.

                             FINANCIAL HIGHLIGHTS
                               September 30,1999
                                  (Unaudited)

                                                               Net Asset Value
                                       Total Net Assets           Per Share
                                   --------------------------  ----------------
Beginning of period: December
 31,1998.........................                $723,521,130           $ 12.03
 Net investment income...........  $  8,015,406                $  0.13
 Net realized and unrealized
  gains on investments...........    13,792,750                   0.23
 Dividends from net investment
  income and distributions from
  net long-term and short-term
  capital gains..................   (54,122,082)                 (0.90)
 Net decrease in net assets/net
  asset value....................                 (32,313,926)            (0.54)
                                                 ------------           -------
End of period: September 30,1999.                $691,207,204           $ 11.49
                                                 ============           =======

-------------------------------------------------------------------------------
                                KEY INFORMATION

1-800-272-2700  Zweig Shareholder Relations: For general information and literature

(212) 644-2188  The Zweig Fund Hot Line:
                For updates on net asset value, share price, major industry groups and other key information


                               REINVESTMENT PLAN

   Many of you have questions
 about our reinvestment plan. We
 urge shareholders who want to
 take advantage of this plant and
 whose shares are held in "Street
 Name, to consult your broker as
 soon as possible to determine if
 you must change registration
 into your own name to
 participate.

                               ----------------

  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount of 10% or more from their net asset value.

OFFICERS AND DIRECTORS

Martin E. Zweig, Ph.D.
Chairman of the Board and
President

Jeffrey Lazar
Executive Vice President and
Treasurer

Christopher M. Capano
Vice President

Charles H. Brunie
Director

Elliot S. Jaffe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

Anthony M. Santomero, Ph.D.
Director

Investment Adviser
Zweig Advisors Inc.
900 Third Avenue
New York, New York 10022

Fund Administrator
Zweig/Glaser Advisers LLC
900 Third Avenue
New York, New York 10022

Custodian
The Bank of New York
One Wall Street
New York, New York 10286

Transfer Agent
State Street Bank & Trust Co.
225 Franklin Street
Boston, Massachusetts 02110

Legal Counsel
Rosenman & Colin LLP
575 Madison Avenue
New York, New York 10022

________________________________________________________________________________

  This report is transmitted to the shareholders of The Zweig Fund, Inc. for their information. This is not a prospectus, circular or representation in-tended for use in the purchase of shares of the Fund or any securities men-tioned in this report.

                                                                     4902-3Q(99)


[ZWEIG FUND LOGO APPEARS HERE]


   QUARTERLY REPORT
   ----------------
  September 30, 1999